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EXHIBIT 10 - MATERIAL CONTRACT: BUILDING LEASE

Lessor (First Party): Beijing Qinglian Leather Group Company, Beijing City Gexing Living Services Center
Address: 29 Nan[illegible] East Road, Fengtai District, Beijing City
"Building Lease Permit" No.: G50045
Commissioned Agent: Guo Chunxin
Address: 7A Cuijingge Jiaerjia Garden, Chegongmiao Tianan Industrial Zone, Shenzhen

Lessee (Second Party): Jingliang Electronics (Shenzhen) Co., Ltd.
Address: F1.6, 4D, Chegongmiao Tianan Industrial Zone, Shenzhen
Business License or Identity Card Number: Registration Number: No. Qi-Du-Yue-Shen-Zong-Hua-Zi-Di
303476

Pursuant to the "Building Lease Regulations of Shenzhen Special Economic Zone" and the enforcement provisions thereof, First Party and Second Party, having reached a consensus following consultations, do make this lease.

The terms of the lease are the following:

Article One
First Party does lease the building located at F1.6 4C Tianfa Building, Chegongmiao Tianan Industrial
Zone, Futian District to Second Party for use by Second party.  Total building area is 1,134.65 square meters.

Article Two
The lease term for the building leased by Second Party is one year and zero months, i.e. from February 15,
1997 to February 15, 1998.

Article Three
Second Party may use the leased building for production workshop and office purposes.  First Party guarantees that the leased building can be used for the aforesaid purposes and that said building is in compliance with applicable national fire safety provisions.  Use by Second Party of the leased building for other purposes requires approval in writing from First Party.  Second Party shall, in compliance with the provisions of applicable laws and regulations, perform the procedures whereby the change in building use report is reported for approval.

Article Four
First Party warrants that uses of leased building set forth in Article Three conform to the provisions of applicable laws, regulations, and by-laws.  Second Party guarantees that its actions during the leased building use process shall comply with the provisions of applicable laws, regulations, and by-laws.

Article Five
Unit rent of leased building is Twenty-two Rmb per square meter of building floor space monthly.  Total monthly rent is Twenty-four Thousand Nine Hundred Sixty-two Point Three Rmb exactly.  RMB 24,962.30
Second Party shall pay rent to First Party by the 15th-20th day of each month.

Article Six
By February 15, 1997, First Party shall hand over leased building to Second Party for use by Second Party.
In the event that First Party should fail to hand over leased building to Second Party by the date stipulated in the previous clause, Second Party may request that the effective term of this lease be extended, such extension to be confirmed and signed in writing by both First and Second Parties.

Article Seven
During the term of the lease, First Party shall be responsible for payment of property tax, use fees for the land used by the leased building, and building lease administrative fees.  Second Party shall be responsible for payment of the water and electricity bills, hygiene fees, building management fees, and telephone bills of leased building.

Article Eight
See Article Three of page 7, Attached Page.

Article Nine
This lease stipulates a security deposit.  Upon signing hereof by First Party and Second Party, First Party may collect from Second Party a lease deposit in the amount of one month's rent, i.e. Twenty-four
Thousand Nine Hundred Sixty-two Point Three Rmb Exactly.  When First Party collects the lease deposit, it shall provide Second Party with a receipt.  First Party and Second Party must conscientiously perform each clause stipulated herein.  If either party should commit a breach of contract, such party must bear breach of contract liability in accordance with the law.

Article Ten
First Party shall guarantee that the safety of the building and of the facilities located therein is in compliance with the provisions of the applicable laws, regulations, and by-laws.  Second Party shall use each facility within building in a normal manner and shall take good care of same in order that abnormal damage be avoided.  Upon termination of contract, Second Party shall return building in a timely manner and guarantees that the facilities within the building shall be in perfect condition (excluding normal wear and tear).  At the same time, Second Party shall make full payment for all expenses for which it is responsible.

Article Eleven
If, during the leased building use process, the leased building or the facilities therein should suffer such damage or mechanical failure as to hinder safe, normal use, Second Party shall promptly notify First Party and shall employ effective measures.  First Party shall effect repairs within ten days after receipt of notice from Second Party.  If Second Party is unable to notify First Party, or if First Party refuses to make repairs,
Second Party may effect repairs on behalf of First Party after receiving an official stamp from the agency which registered the lease.  The expenses for such repairs (including repairs made by Second Party on behalf of First Party) shall be borne by First Party.

Article Twelve
If, due to improper or unreasonable use by Second Party, the leased building or the facilities therein should suffer damage or mechanical failure, Second Party shall be responsible for prompt repairs or compensation.  If Second Party refuses to make repairs or provide compensation, First Party, after obtaining an official stamp from the agency which registered the lease, may make repairs on behalf of First
Party.  Repair expenses shall be borne by Second Party.

Article Thirteen
If, during the effective term hereof, First Party definitely needs to remodel, expand, or install fixtures in the leased building, it may do so only with the consent of Second Party and after obtaining approval from the government departments concerned.  First Party and Second Party shall make a separate written agreement concerning this matter.  During the effective term hereof, Second Party may install fixtures in the leased building after obtaining the consent of First Party and approval from the government departments concerned.  First Party and Second Party shall make a separate written agreement concerning this matter.

Article Fourteen
Second Party may not sublet the leased building, whether in whole or in part, to another party without the written consent of First Party.  After receiving consent from First Party to sublet, Second Party shall perform registration procedures at the agency in charge of building leases.  However, the term of the sublet may not terminate later than the end of the original lease term of Second Party.  Second Party moreover guarantees that the party which receives the sublease shall not again sublet the sublet building.

Article Fifteen
If, during the effective term hereof, First Party must re-assign all or part of the leased building, First Party shall provide notice to Second Party of same one month in advance.  Under conditions of equality, Second
Party has right of prior purchase.  If the leased building is assigned to another party, First Party shall guarantee that the assignee shall continue to perform this lease.

Article Sixteen
If one of the following should occur during the effective term hereof, this lease will automatically be dissolved.
(1) Force majeure or an accident occurs, the result of which is that this lease cannot be performed.
(2) The government decides to condemn the land on which the leased building is located, and the leased building must therefore be demolished.
(3) The "Building Lease Permit" of the First Party expires.  Second Party may request that First Party provide compensation for losses which result from dissolution of the contract for the reason stated  in 16.3.

Article Seventeen
If one of the following situations obtains, First Party will have the right to rescind this lease.  Second Party shall compensate First Party for losses sustained by First Party as a consequence of such situation.
(1) Second Party does not pay rent for more than two months.
(2) Second Party owes more than fifty thousand yuan for various expenses.
(3) Second Party, without receiving approval from First Party or from the departments concerned, makes an unauthorized change to the use of the leased building.
(4) Second Party violates the stipulations of Article Twelve of this lease and does not take responsibility for repairs or does not pay repair expenses, with the result that the building or equipment sustains serious damage.
(5) Second Party, without receiving written approval from First Party or from the departments concerned, installs fixtures in the leased building.
(6) Second Party, without written approval from First Party, sublets leased building to another party.
If First Party, on the basis of the aforesaid situations, effects a unilateral rescission of the lease, First Party shall notify Second Party in writing that Second Party is to move out and return the leased building.  If there is a balance remaining on the amounts which Second Party has prepaid, First Party shall return such balance to Second Party.  Second Party, however, has no right to demand refund of the deposit.

Article Eighteen
If one of the following situations should obtain, Second Party has the right to rescind this lease.  First Party shall compensate Second Party for losses sustained by Second Party as a result of such situation.
(1) First Party delays turning over the leased building for more than two months.
(2) First Party violates the stipulations of Article Four of this lease.  As a result, Second Party is unable to continue using the leased building according to its purposes.
(3) First Party violates the stipulations of Article Eleven and does not take responsibility  for repairs or payment of repair expenses, with the result that Second Party is unable to continue using the building.
(4) First Party, without approval from Second Party and the departments concerned, remodels, expands, or installs fixtures in the leased building.
If Second Party, for the aforesaid reasons, effects a unilateral rescission of the lease, Second Party shall promptly notify First Party in writing, shall promptly vacate the leased building, and shall have the right to demand that First Party repay double the amount of the deposit, pay a penalty of Forty-five Thousand Rmb, and refund the balance on prepaid amounts.

Article Nineteen
In the event that First Party and Second Party are unable to reach a consensus on rescission of the lease, the two parties may request that the agency which registered this lease provide mediation.  Or they may request arbitration from the Shenzhen Arbitration Committee or may initiate a lawsuit at a People's Court.
First Party and Second Party may rescind this lease during the effective term of this lease if they reach a consensus.

Article Twenty
If, upon expiration of this lease, Second Party needs to continue to rent and use the leased building,
Second Party shall submit to First Party a request for renewal of lease two months prior to the expiration date.  If First Party must continue to lease the leased building, Second Party shall, under equal conditions, have right of priority to lease the leased building.  If First Party and Second Party reach an agreement on lease renewal, the two parties shall make a new lease and shall register the lease at the lease-registering agency.

Article Twenty-one
After termination of this lease, Second Party shall vacate the leased building and return the same to First
Party within 15 days after termination.  In the event that Second Party should fail to move out or return the leased building within the required time, First Party has the right to request that the lease-registering agency force a recovery of the leased building and moreover that assets left by Second Party be checked and disposed of and that satisfaction be made to First Party for rent and other expenses.

Article Twenty-two
If Second Party should be delinquent in the payment of rent, Second Party shall pay a late fee to First Party.
The amount of the late fee is:  the number of late days multiplied by 5 0/00 of monthly rent.

Article Twenty-three
If Second Party should, without authorization, sublet the leased building, whether in whole or in part, to another party, Second Party shall pay a breach of contract penalty to First Party.  The amount of the breach of contract penalty is Twenty-two Rmb per month per square meter of sublet building floor space.

Article Twenty-four
If either First Party or Second Party should fail to perform an obligation stipulated by this lease, and if such failure should cause the other party to sustain losses, the non-performing party should compensate the other party for the actual amount of the loss and expected earnings.

Article Twenty-five
If First Party and Second Party have additions and/or deletions to make to the clauses of this lease form, the two parties may set forth such additions and/or deletions on an attached page hereto.  The contents of the attached page shall possess the same legal effect as is possessed by this lease.  If First Party and
Second Party find that this lease contains omissions, the two parties may conduct separate consultations and draft a supplementary agreement.  The supplementary agreement will possess a legal effect equal to that possessed by this lease only after said agreement is examined and verified by the agency which registered the original lease.

Article Twenty-six
In the event that disputes arise concerning the performance hereof, First party and Second Party shall reach a solution by means of consultations.  If consultations fail to result in a solution, the parties may request that the agency which registered this lease provide mediation, or the parties may initiate a lawsuit at a People's Court.

Article Twenty-seven
The original version of this lease is in Chinese.

Article Twenty-eight
There are 8 identical copies of this lease.  First Party and Second Party each have 3 copies, and the lease-
registering agency has 1 copy.  Tianan [illegible]  [seal:] Beijing Qinglian Leather Group Company

Article Twenty-nine
This lease takes effect on the day on which it is signed.


First Party (signature/seal): Beijing Qinqlian Leather Group Company, Beijing City Gexing Living Services
Center
Legal representative:  /illegible seal/[seal:] Beijing City Gexing Living Services Center
Contact telephone: 010.67666096
Bank account number: 20106515396 (Shenzhen  Bank of Industry and Commerce, Shangbu Branch)
Commissioned agent (signature/seal): Guo Chunxin

Second Party (signature/seal): Jingliang Electronics (Shenzhen) Co., Ltd. Legal representative: 330 6796
Contact telephone: Liu Xiao[seal: ]Jingliang Electronics (Shenzhen) Co., Ltd. Commissioned agent:

January 17, 1997


Witness (signature/seal):

Month    Day    199__
[seal:]Administrative Office for Building Leases in the Futian District of Shenzhen City
Shatou Lease Office
Contract Examined and Verified [illegible]
Lease-registering agency: [illegible]

January 20, 1997


(Attached Page)Note:

1. The Beijing City Gexing Living Services Center is a subsidiary unit of Beijing  Qinglian Leather Group
Company.  The Shenzhen property is managed by Gexing Living Services Center.
2. Shenzhen Xinghua Building Beijing Light Industry [illegible] Department is the unit name of the account which our company is using now.  The number of the account which is used for monthly payment of factory building rent by Second Party to First Party is 20106515396.  (Shenzhen Bank of Industry and Commerce,
Shangbu Branch).  Shenzhen Xinghua Building Beijing Light Industry [illegible] department is our company's higher-level unit.
3. Regarding the expenses which should be paid by Second Party (refer to those listed in Article Seven of this lease), First Party and Second Party shall go to the Tianan Administrative Department and perform the payment and account-transfer procedures for relevant expenses.  Beginning on the first day of the lease,
Second Party will make payment to the administrative department for expenses.
[stamp:]BLANK

[stamp:]  Attachment
[stamp:]  Shatou Lease Office
Attachment to Factory Building Lease
Entered Into By
Beijing City Gexing Living Services Center, A Subsidiary of
Beijing Qinglian Leather Group Company,
and Jingliang Electronics (Shenzhen) Co., Ltd.

1. Second Party leases from First Party the factory building located at F1.64C Chegongmiao Tianan
Industrial Zone.  The lease term is one year.  If Second Party needs to rescind the lease for special cause prior to the end of the lease term, Second Party must present its views on lease termination two months in advance.  Otherwise, Second Party must compensate First Party for economic losses thereby incurred.  If the two parties agree to renew the lease, the text of the lease will be discussed separately.
2. Following negotiations between First Party and Second Party, it has been decided that part of the aluminum alloy partitions between the sample room, store room, and workshop shall be removed.  Second
Party shall make compensation to First Party in a single payment in the amount of Fifty Thousand Rmb exactly.  Compensation shall be paid in full to First Party before Second Party moves into and installs fixtures in the factory building.
3. First Party gives Second Party one month for installing fixtures, i.e. from January 15 to February 15,
1997.  First Party shall transfer the accounts for water and electricity expenses, management fees, and so on to Second Party by January 15.
4. Second Party shall not be liable for natural damage which might occur to the office desks, telephones, store room storage shelves, electric water heaters, etc. of First Party during use by Second Party.  A lump payment of One Thousand yuan (Rmb) shall be made to First Party during the effective term of the lease.
Second Party is to pay First Party prior to moving in and installing fixtures.
5. If Second Party finds it necessary, Second Party may, with consent of First Party, seal the main door of
First Party (nail a board between the steel gate and the glass door) and open up a passage between 4C and 4D remove the platform in front of the main door of 4C.
6. The two parties agree that if it is necessary to install a fire prevention spray system in the factory building, the two parties will each pay fifty percent of the installation cost.  Second Party will own half of the spray equipment for three years.  After three years (and including three years), First Party will have full ownership.
7. Beginning on the day on which Second Party moves in, Second Party will pay the monthly rental fee for the one telephone, number 3303642, in the factory building; payment will be made to the Business Office of
Greater Shenzhen Telephone Company.
8. Following consultations, the two parties agree that First Party shall issue a receipt to Second Party for the rent it receives each month.  Every six months, Beijing City Gexing Living Services Center will issue one formal invoice.  It will do this twice per year.

[seal:][illegible] Leather Group Company
First Party Signature: Guo Chunxin
[seal:]Beijing City Gexing Living Services Center
/illegible seal/

[seal:]Jingliang Electronics (Shenzhen) Co., Ltd.
Second Party Signature: Liu Xiao

January 17, 1997
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